UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2007

FLOTEK INDUSTRIES, INC.

Delaware (State or Other Jurisdiction of Incorporation)

001-13270 (Commission File Number)

90-0023731 (IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas (Address of Principal Executive Offices)

77040 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01	Financial Statements and Exhibits

Signature

Exhibit Index

Financial Statements of Business Acquired

Pro Forma Financial Information

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

Teal Supply Co. d/b/a Triumph Drilling Tools, Inc.

Independent Auditors’ Report

Balance Sheets as of September 30, 2006 and December 31, 2005

Statements of Income for the nine-month period ended September 30, 2006 and the year ended December 31, 2005

Statements of Changes in Stockholders’ Equity for the nine-month period ended September 30, 2006 and the year ended December 31, 2005

Statements of Cash Flows for the nine-month period ended September 30, 2006 and the year ended December 31, 2005

Notes to Financial Statements

Supplemental Information

Supplemental Schedules of General and Administrative Expenses

(b)	Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2006

Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2006

Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits.

99.1     Financial Statements of Business Acquired

99.2     Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007

/s/ Lisa G. Meier
Lisa G. Meier Chief Financial Officer & Vice President

EXHIBIT INDEX

Flotek Industries, Inc.

Exhibit No.

99.1	Financial Statements of Business Acquired – Teal Supply Co. d/b/a Triumph Drilling
Tools, Inc.
Independent Auditors’ Report
Balance Sheets as of September 30, 2006 and December 31, 2005
Statements of Income for the nine-month period ended September 30, 2006 and the year ended December 31, 2005
Statements of Changes in Stockholders’ Equity for the nine-month period ended September 30, 2006 and the year ended December 31, 2005
Statements of Cash Flows for the nine-month period ended September 30, 2006 and the year ended December 31, 2005
Notes to Financial Statements
Supplemental Information
Supplemental Schedules of General and Administrative Expenses

99.2	Pro Forma Financial Information
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2006
Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2006
Notes to Unaudited Pro Forma Combined Financial Statements